STATEMENTS OF OPERATIONS (Unaudited) - USD ($)	3 Months Ended	5 Months Ended	9 Months Ended
	Feb. 28, 2018	Feb. 29, 2020	Feb. 29, 2020	Feb. 28, 2019
Operating expenses
General and administrative expenses	$ 0	$ 0	$ 0	$ 0
Professional expenses	0	0	0	0
Total operating expenses	0	0	0	0
Other income
Exchange gain (loss)	0	0	0	0
Total other income (expense)	0	0	0	0
Net loss	$ 0	$ 0	$ 0	$ 0
Net loss per common share - Basic and Diluted	$ 0.00	$ 0.00	$ 0.00	$ 0.00
Weighted average number of shares outstanding	61,900,000	61,900,000	61,900,000	61,900,000